FAIRHOLME FUNDS, INC.

The Fairholme Fund
The Fairholme Focused Income Fund
The Fairholme Allocation Fund

Supplement dated January 29, 2013
to the Prospectus dated March 29, 2012

The Fairholme Fund
The Fairholme Focused Income Fund
The Fairholme Allocation Fund

The following is added as the first paragraph under "Purchase and Sale of The Fairholme Fund Shares", "Purchase and Sale of The Income Fund Shares" and "Purchase and Sale of The Allocation Fund Shares" in the summary sections of the Prospectus for The Fairholme Fund, The Income Fund and The Allocation Fund, respectively:

The Board of Directors has authorized the Manager, in its discretion, to determine that, at any time, shares of the Fund will no longer be offered and sold (including in connection with reinvestment of Fund distributions) to any or all investors, including existing shareholders. The Manager has determined, pursuant to this authority, to suspend the sale of shares of the Fund to new investors, effective as of the close of business on February 28, 2013.

Effective as of the close of business on February 28, 2013, the Fund will suspend the sale of shares to new investors, including new investors seeking to purchase Fund shares directly from the Fund or indirectly through financial intermediaries.  Subject to the rights of the Fund to reject any order to purchase shares or to withdraw the offering of shares at any time, shares will remain available for purchase to existing shareholders.

The following is added directly under the title of the section "BUYING AND SELLING SHARES OF THE FUNDS; INVESTING IN THE FUNDS" in the Prospectus:

Effective as of the close of business on February 28, 2013, the Funds will suspend the sale of shares to new investors, including new investors seeking to purchase Fund shares directly from the Funds or indirectly through financial intermediaries. Shares of the Funds will remain available for purchase to existing Fund shareholders. Each Fund retains the right to make exceptions to the suspension of the sale of its shares to new investors, and reserves the right to subsequently commence selling its shares to new investors. Investors may request information by calling Shareholder Services at 1-866-202-2263.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE.